AMENDMENT NO. 4

         THIS AMENDMENT NO. 4 (this "Amendment"), dated as of December 22, 1998, is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L Industries"), the other Domestic Subsidiaries of the Borrower (each a "Guarantor", and together with G&L Industries, the "Guarantors"), the Lenders identified on the signature pages hereto (the "Lenders") and FIRST UNION NATIONAL BANK, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended from time to time prior to the date hereof (the "Existing Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Agent, the Lenders have extended commitments to make certain credit facilities available to the Borrower;

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment No. 4, including its preamble and recitals, have the following meanings:

                           "Amended Credit Agreement" means the Existing Credit
                  Agreement as amended hereby.

                           "Amendment No. 4 Effective Date" is defined in
                  Subpart 3.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 4 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1 The table set forth in the definition of Applicable Percentage is amended and replaced in its entirety as follows:

                                                 LIBOR Rate                   Alternate                 Alternate
                                 Alternate       Margin for                   Base Rate    LIBOR Rate   Base Rate     LIBOR Rate
                 Adjusted        Base Rate     Revolving Loans                Margin for   Margin for  Margin for     Margin for
                 Leverage        Margin for     and Letter of    Commitment   Tranche B    Tranche B    Tranche C     Tranche C
     Level         Ratio      Revolving Loans    Credit Fee         Fee       Term Loans   Term Loans  Term Loans     Term Loans
   ---------- --------------- --------------- ----------------- ----------- ------------ ------------ -------------- -------------
       I       > 5.0 to 1.0        1.25%            2.50%          0.50%        1.75%        3.00%        2.00%         3.25%
               -

      II       < 5.0 to 1.0 but
               > 4.5 to 1.0        1.00%            2.25%          0.50%        1.50%        2.75%        1.75%         3.00%
               -

      III      < 4.5 to 1.0 but
               > 4.0 to 1.0        0.75%            2.00%          0.50%        1.50%        2.75%        1.75%         3.00%
               -

      IV       < 4.0 to 1.0 but
               > 3.5 to 1.0        0.50%            1.75%          0.375%       1.25%        2.50%        1.50%         2.75%
               -


       V       < 3.5 to 1.0 but
               > 3.0 to 1.0        0.25%            1.50%          0.375%       1.25%        2.50%        1.50%         2.75%
               -

      VI       < 3.0 to 1.0        0.00%            1.25%          0.25%        1.00%        2.25%        1.25%         2.50%

Notwithstanding the foregoing revisions to the table above, the Applicable Percentages will be determined in accordance with the Existing Credit Agreement prior to giving effect to this Amendment.

                  SUBPART 2.2 Clause (iii)(B) of the definition of Permitted Investments in the Existing Credit Agreement is amended and replaced in its entirety as follows:

         (B) investments (excluding intercompany loans and trade receivables) made by any Domestic Credit Party in any Foreign Subsidiaries or foreign joint ventures not to exceed $10,000,000 in the aggregate at any time outstanding (excluding from such dollar limitation the initial investment in Foreign Subsidiaries acquired pursuant to the G&L Acquisition and investments in Foreign Subsidiaries existing on or prior to the Closing Date);

                  SUBPART 2.3 Clause (iii) of the definition of Permitted Investments in the Existing Credit Agreement is amended by adding the following clause (E) to the end thereof:

         (E) in addition to the loans permitted pursuant to clause (D) immediately above, certain intercompany trade receivables, as more fully described in Section 6.1(i) hereof;

                  SUBPART 2.4 The table set forth in Section 5.9(a) of the Existing Credit Agreement is amended and replaced in its entirety as follows:

                        Period                                        Ratio
                        ------                                        -----

                  June 27, 1998                                        5.50
                  October 3, 1998                                      5.50
                  January 2, 1999                                      5.50
                  April 3, 1999                                        5.50
                  July 3, 1999                                         5.50
                  October 2, 1999                                      5.60
                  January 1, 2000                                      5.50
                  April 1, 2000                                        5.25
                  July 1, 2000                                         5.25
                  September 30, 2000                                   5.00
                  December 30, 2000                                    5.00
                  March 31, 2001                                       4.75
                  June 30, 2001                                        4.50
                  September 29, 2001                                   4.25
                  December 29, 2001                                    4.25
                  March 30, 2002                                       3.75
                  June 29, 2002                                        3.75
                  September 28, 2002
                  and thereafter                                       3.50

                  SUBPART 2.5 The table set forth in Section 5.9(d) of the Existing Credit Agreement is amended and replaced in its entirety as follows:

                        Period                                        Ratio

                  June 27, 1998 through January 1, 2000                1.10
                  April 1, 2000 through September 30, 2000             1.20
                  December 30, 2000
                       and thereafter                                  1.25

                  SUBPART 2.6 Section 6.1 of the Existing Credit Agreement is amended by adding the following clause (i) to the end thereof:

                  (i) in addition to any Indebtedness described in Section 6.1(d) hereof, any trade receivables owed to any Domestic Credit Party by any Foreign Subsidiary evidencing the sale of goods or other inventory, other than on terms and conditions substantially as favorable as would be obtainable in a comparable arm's length transaction with a Person other than an Affiliate, not to exceed $15,000,000 in the aggregate at any time outstanding and having a payment date of not more than 270 days from the date of origination.

                  SUBPART 2.7 Section 6.7 of the Existing Credit Agreement is amended by adding the following language immediately after the term "Permitted Investments" appearing in the first line thereof: ", in
         Section 6.1(i) hereof".

                  SUBPART 2.8 Section 6.8 of the Existing Credit Agreement is amended by deleting the proviso contained in the first sentence thereof and replacing it with the following:

         provided that any investment in, capitalization of or organizational costs and expenses incurred in the formation and start-up of, any such other Foreign Subsidiaries shall not, together with other Permitted Investments in Foreign Subsidiaries (excluding intercompany loans and trade receivables), exceed $10,000,000 in the aggregate at any one time.

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 3.1. Amendment No. 4 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 4 Effective Date") when all of the conditions set forth in this Part III shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 4."

                  SUBPART 3.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Required Lenders.

                  SUBPART 3.3. Amendment Fee. The Lenders entitled thereto shall have received their pro rata portion of the Amendment Fee.

                  SUBPART 3.4. Legal Opinion. The Agent and the Lenders shall have received a legal opinion of counsel to the Borrower as to the enforceability of this Amendment.

                                     PART IV
                                  MISCELLANEOUS

                  SUBPART 4.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 4.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 4.3. References in Other Credit Documents. At such time as this Amendment No. 4 shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 4.4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (b) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 4.5. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 4.6. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SUBPART 4.8. Amendment Fee. The Borrower shall pay to the Agent, for the account of each Lender executing this Amendment No. 4 on or before December 22, 1998, an amendment fee (the "Amendment Fee") equal to 0.25% of such Lender's Commitment.

                  [Remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                         GALEY & LORD, INC.


                                  By: /s/ Michael R. Harmon
                                      -----------------------------------------
                                       Title: Executive Vice-President


GUARANTORS:                       GALEY & LORD INDUSTRIES, INC.,


                                  By: /s/ Michael R. Harmon
                                      -----------------------------------------
                                       Title: Executive Vice-President


                                  G&L SERVICE COMPANY, NORTH
                                    AMERICA, INC., a Delaware corporation


                                  By: /s/ Michael R. Harmon
                                      -----------------------------------------
                                       Title: Vice-President


                                  SWIFT TEXTILES INC.,
                                  a Delaware corporation


                                  By: /s/ Michael R. Harmon
                                      -----------------------------------------
                                       Title: Executive Vice-President


                                  SWIFT DENIM SERVICES INC.,
                                  a Delaware corporation


                                  By: /s/ Michael R. Harmon
                                      -----------------------------------------
                                       Title: Executive Vice-President

LENDERS:                          FIRST UNION NATIONAL BANK
                                  individually in its capacity as
                                  a Lender and in its
                                  capacity as Agent


                                  By:   /s/ Roger Pelz
                                      -----------------------------------------
                                  Name:    Roger Pelz
                                      -----------------------------------------
                                  Title:   Senior Vice President
                                      -----------------------------------------

                                  THE CIT GROUP / COMMERCIAL
                                  SERVICES, INC.


                                  By: /s/ William Johannsen
                                      -----------------------------------------
                                           Title: Vice-President

                                  THE CIT GROUP / EQUIPMENT
FINANCING, INC.


                                  By: /s/ Eric M. Moore
                                      -----------------------------------------
                                           Title: Asst. Vice-President

                                  THE FIRST NATIONAL BANK
                                  OF CHICAGO


                                  By: /s/ Kristen Hertel
                                      -----------------------------------------
                                           Title: Vice President

                                  FLEET BANK, N.A.


                                  By: /s/ Dave Dubinsky
                                      -----------------------------------------
                                           Title: Senior Vice-President

                                  NATIONSBANK, N.A.


                                  By: /s/ Deirdre B. Doyle
                                      -----------------------------------------
                                           Title: Vice-President

                                  SUNTRUST BANK, ATLANTA


                                  By: /s/ David W. Penter
                                      -----------------------------------------
                                           Title: Senior Vice President


                                  By: /s/ Kim A. Willis
                                      -----------------------------------------
                                           Title: Banking Officer

                                  WACHOVIA BANK, N.A.


                                  By: /s/ Russell W. Boozer
                                      -----------------------------------------
                                           Title: Senior Vice-President

                                  BANKBOSTON, N.A.


                                  By: /s/ David C. Rich
                                      -----------------------------------------
                                           Title: Vice-President

                                  CIBC INC.


                                  By: /s/ Katherine Bass
                                      -----------------------------------------
                                           Title: Executive Director

                                  NATIONAL BANK OF CANADA


                                  By: /s/ Alex M. Council IV
                                      -----------------------------------------
                                           Title: Vice President


                                  By: /s/ Charles Collie
                                      -----------------------------------------
                                           Title: Vice President

                                  BANK OF SCOTLAND


                                  By: /s/ Annie Chin Tat
                                      -----------------------------------------
                                           Title: Senior Vice President

                                  THE BANK OF TOKYO-MITSUBISHI, LTD.


                                  By: /s/ William L. Otott, Jr.
                                      -----------------------------------------
                                  Title: Vice President

                                  NORSE CBO, LTD.
                                  By: Peterson Capital Management, LLC
                                       as its Investment Advisor
                                       By: Peterson Capital Advisors, LLC,
                                           its Manager and pursuant to delegated
                                           authority

                                  By: /s/ Timothy S. Peterson
                                      -----------------------------------------
                                           Title: President

                                  NATIONAL CITY BANK


                                  By: /s/ Joshua R. Sosland
                                      -----------------------------------------
                                           Title: Account Officer

                                  PNC BANK, NATIONAL ASSOCIATION


                                  By: /s/ Rose M. Crump
                                      -----------------------------------------
                                           Title: Vice President


                                  COOPERATIEVE CENTRALE
                                  RAIFFEISEN-BOERENLEENBANK B.A.,
                                  "Rabobank Nederland", New York Branch


                                  By: /s/ Theodore W. Cox
                                      -----------------------------------------
                                           Title: Vice President

                                  SENIOR DEBT PORTFOLIO

                                  By:      Boston Management and Research,
                                           as Investment Advisor


                                  By: /s/ Payson F. Swaffield
                                      -----------------------------------------
                                           Title: Vice President

                                  ALLIANCE CAPITAL MANAGEMENT
                                  L.P., as Manager on behalf
                                  of ALLIANCE CAPITAL
                                  FUNDING, L.L.C.

                                  By:      ALLIANCE CAPITAL MANAGEMENT
                                           CORPORATION, General Partner of
                                           Alliance Capital Management, L.P.


                                  By: /s/ L.I. Savitri Alex
                                      -----------------------------------------
                                           Title: Vice President


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION


                                  By: /s/ Janet K. Williams
                                      -----------------------------------------
                                           Title: Duly Authorized Signatory


                                  MASSACHUSETTS MUTUAL LIFE
                                  INSURANCE COMPANY


                                  By: /s/ Mary Ann McCarthy
                                      -----------------------------------------
                                           Title: Managing Director

                                  ML CLO XII PILGRIM AMERICA (CAYMAN) LTD

                                  By:      PILGRIM INVESTMENTS, INC.,
                                           its Investment Manager


                                  By: /s/ Jeffrey A. Bakalar
                                      -----------------------------------------
                                  Title: Vice President

                                  ALLSTATE INSURANCE COMPANY


                                  By: /s/ Jerry D. Zinkula
                                      -----------------------------------------
                                           Title: Authorized Signatory

                                  KZH CYPRESSTREE-1 LLC


                                  By: /s/ Virginia Conway
                                      -----------------------------------------
                                           Title: Authorized Agent

                                  DELANO COMPANY

                                  By: Pacific Investment Management Company as its Investment Advisor

                                           By: /s/ Bradley W. Paulson
                                               --------------------------------
                                                    Title: Vice President

                                  THE TRAVELERS INSURANCE COMPANY


                                  By: /s/ Teresa M. Torrey
                                      -----------------------------------------
                                           Title: Second Vice President

                                  THE TRAVELERS LIFE AND ANNUITY COMPANY


                                  By: /s/ Teresa M. Tooney
                                      -----------------------------------------
                                           Title: Second Vice President

                                  ARCHIMEDES FUNDING, L.L.C.

                                  By:      ING Capital Advisors, Inc.,
                                           as Collateral Manager

                                           By: /s/ Jane M. Nelson
                                               --------------------------------
                                               Title: Senior Vice President

                                  KZH CRESCENT-2 LLC


                                  By: /s/ Virginia Conway
                                      -----------------------------------------
                                           Title: Authorized Agent

                                  VAN KAMPEN CLO I, LIMITED

                                  By:      Van Kampen American Capital
                                           Management, Inc.,
                                           as Collateral Manager


                                  By: /s/ Jeffrey W. Maillet
                                      -----------------------------------------
                                  Title: Sr. Vice Pres & Director

                                  VAN KAMPEN AMERICAN CAPITAL
                                  SENIOR INCOME TRUST

                                  By: /s/ Jeffrey W. Maillet
                                      -----------------------------------------
                                           Title: Sr. Vice Pres. & Director

                                  KZH CNC LLC

                                  By: /s/ Virginia Conway
                                      -----------------------------------------
                                           Title: Authorized Agent

                                  PRESIDENT & FELLOWS OF
                                  HARVARD COLLEGE


                                  By: /s/ T. Peterson
                                      -----------------------------------------
                                           Title: Authorized Signatory

                                  By: /s/ Judith A. Murphy
                                      -----------------------------------------
                                           Title: Authorized Signatory

                                  DEEPROCK & COMPANY

                                  By:      Eaton Vance Management
                                           as Investment Advisor


                                  By: /s/ Payson F. Swaffield
                                      -----------------------------------------
                                           Title: Vice President

                                  ELC (CAYMAN) LTD.


                                  By: /s/ E. A. Kratzaman, III
                                      -----------------------------------------
                                           Title:   Managing Director

                                  KZH SHOSHONE LLC


                                  By: /s/ Virginia Conway
                                      -----------------------------------------
                                           Title: Authorized Agent

                                  PILGRIM AMERICA HIGH INCOME
                                  INVESTMENTS LTD.

                                  By:  Pilgrim Investments, Inc.
                                        As its Investment Manager

                                  By: /s/ Michel Prince
                                      -----------------------------------------
                                           Title: Vice President